                                                                    Exhibit 10.5

                                                                  EXECUTION COPY

                      AMENDED AND RESTATED CREDIT AGREEMENT

                           DATED AS OF MARCH 29, 2005


          THE LUBRIZOL CORPORATION, an Ohio corporation (the "Company"), the banks, financial institutions and other institutional lenders (collectively, the "Initial Lenders") and initial issuing banks (the "Initial Issuing Banks") party hereto, CITICORP NORTH AMERICA, INC., as administrative agent (the "Agent") for the Lenders (as defined in the Existing Credit Agreement referred to below) and CITIGROUP GLOBAL MARKETS INC., as arranger and syndication agent for the Lenders, hereby agree as follows:

                             PRELIMINARY STATEMENTS

          (1) The Company is party to a Credit Agreement dated as of August 24, 2004 (the "Existing Credit Agreement") with the banks, financial institutions and other institutional lenders party thereto and Citicorp North America, Inc., as Agent for the Lenders and such other lenders. Capitalized terms not otherwise defined in this Amendment and Restatement shall have the same meanings as specified in the Existing Credit Agreement.

          (2) The parties to this Amendment and Restatement desire to amend the Existing Credit Agreement as set forth herein and to restate the Existing Credit Agreement in its entirety to read as set forth in the Existing Credit Agreement with the following amendments.

          (3) The Borrower has requested that the Lenders agree to extend credit to it from time to time in an aggregate principal amount of up to $1,075,000,000 for general corporate purposes of the Company and its Subsidiaries not otherwise prohibited under the terms of this Amendment and Restatement. The Lenders have indicated their willingness to agree to extend credit to the Borrower from time to time in such amount on the terms and conditions of this Amendment and Restatement.

          SECTION 1. Amendments to the Existing Credit Agreement. The Existing Credit Agreement is, effective as of the date of this Amendment and Restatement and subject to the satisfaction of the conditions precedent set forth in Section 2, hereby amended as follows:

          (a) Section 1.01 is amended by deleting the definitions of "Issuing Bank" and "Lenders" set forth therein and replacing them, respectively, with the following new definitions thereof:

          "Issuing Bank" means an Initial Issuing Bank party to this Agreement or any Eligible Assignee to which a portion of the Letter of Credit Commitment hereunder has been assigned pursuant to Section 9.07 so long as such Eligible Assignee expressly agrees to perform in accordance with their terms all of the obligations that by the terms of this Agreement are required to be performed by it as an Issuing Bank and notifies the Agent of its Applicable Lending Office (which information shall be recorded by the Agent in the Register), for so long as such Initial Issuing Bank or Eligible Assignee, as the case may be, shall have a Letter of Credit Commitment.

          "Lenders" means the Initial Lenders parties to this Agreement, each Issuing Bank and each Person that shall become a party hereto pursuant to
     Section 9.07.

          (b) Section 1.01 is further amended by deleting clause (b) of the definition of "Applicable Margin" in full and substituting therefor the following:

     and (b) with respect to the Term Facility as of any date, a percentage per annum determined by reference to the Public Debt Rating in effect on such date as set forth below:

     -------------------------------------------------------------------------------
         Public Debt Rating        Applicable Margin for      Applicable Margin for
             S&P/Moody's         Eurodollar Rate Advances       Base Rate Advances
     -------------------------------------------------------------------------------
     Level 1
     -------
     BBB or Baa2 or above                 0.500%                      0.000%
     -------------------------------------------------------------------------------
     Level 2
     -------
     BBB- and Baa3                        0.625%                      0.000%
     -------------------------------------------------------------------------------
     Level 3
     -------
     BBB- or Baa3                         0.750%                      0.000%
     -------------------------------------------------------------------------------
     Level 4
     -------
     BB+ or Ba1                           1.125%                      0.125%
     -------------------------------------------------------------------------------
     Level 5
     -------
     BB or Ba2                            1.500%                      0.500%
     -------------------------------------------------------------------------------
     Level 6
     -------
     Lower than Level 5                   2.000%                      1.000%
     -------------------------------------------------------------------------------


          (c) Schedule I to the Existing Credit Agreement is deleted in its entirety and replaced with Schedule I to this Amendment and Restatement.

          SECTION 2. Conditions of Effectiveness. This Amendment and Restatement shall become effective as of the date first above written when, and only when, the Agent shall have received (i) counterparts of this Amendment and Restatement executed by the Company and all of the Lenders or, as to any of the Lenders, advice satisfactory to the Agent that such Lender has executed this Amendment and Restatement and (ii) the consent attached hereto executed by each Subsidiary Guarantor. This Amendment and Restatement is subject to the provisions of
Section 9.01 of the Existing Credit Agreement.

          SECTION 3. Representations and Warranties of the Company. The Company represents and warrants as follows:

          (a) The representations and warranties contained in Section 4.01 of the Existing Credit Agreement (except the representation set forth in the last sentence of subsection (e) thereof) are correct on and as of the date hereof as though made on and as of such date except to the extent that such representations or warranties expressly relate to an earlier specified date; and

          (b) No event has occurred and is continuing that constitutes a Default.

          SECTION 4. Reference to and Effect on the Loan Documents. (a) On and after the effectiveness of this Amendment and Restatement, each reference in the Existing Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Existing Credit Agreement, shall mean and be a reference to the Existing Credit Agreement, as amended by this Amendment and Restatement.

          (b) The Existing Credit Agreement, the Notes and each of the other Loan Documents, as specifically amended by this Amendment and Restatement, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

          (c) Without limiting any of the other provisions of the Existing Credit Agreement, as amended by this Amendment and Restatement, any references in the Existing Credit Agreement to the phrases "on the date hereof", "on the date of this Agreement" or words of similar import shall mean and be a reference to the date of the Existing Credit Agreement (which is August 24, 2004).

          SECTION 5. Costs, Expenses. The Company agrees to pay on demand all costs and expenses of the Agent in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment and Restatement and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and expenses of counsel for the Agent) in accordance with the terms of Section 9.04 of the Existing Credit Agreement.

          SECTION 6. Execution in Counterparts. This Amendment and Restatement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment and Restatement by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment and Restatement.

          SECTION 7. Governing Law. This Amendment and Restatement shall be governed by, and construed in accordance with, the laws of the State of New York.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment and Restatement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                          THE LUBRIZOL CORPORATION


                          By     /s/ C.P. Cooley
                                ------------------------------------------------
                                 Name: Charles P. Cooley
                                 Title: Sr. Vice President and CFO

                          By     /s/ Rosanne S. Potter
                                ------------------------------------------------
                                 Name: Rosanne S. Potter
                                 Title: Treasurer

                          CITICORP NORTH AMERICA, INC.,
                          as Agent and as Lender


                          By     /s/ Carolyn A. Sheridan
                                ------------------------------------------------
                                 Name: Carolyn A. Sheridan
                                 Title: Managing Director & Vice President

                          KEYBANK NATIONAL Association


                          By     /s/ Thomas J. Purcell
                                ------------------------------------------------
                                 Name: Thomas J. Purcell
                                 Title: Senior Vice President

                          ABN AMRO BANK N.V.


                          By     /s/ Robert H. Steelman
                                ------------------------------------------------
                                 Name: Robert H. Steelman
                                 Title: Director

                          By     /s/ Kevin LeGallo
                                ------------------------------------------------
                                 Name: Kevin LeGallo
                                 Title: Assistant Vice President

                          WACHOVIA BANK, NATIONAL ASSOCIATION


                          By     /s/ Barbara Van Meerten
                                ------------------------------------------------
                                 Name: Barbara Van Meerten
                                 Title: Director

                          FIFTH THIRD BANK


                          By     /s/ R. C. Lanctot
                                ------------------------------------------------
                                 Name: Roy C. Lanctot
                                 Title: V.P.

                          FORTIS CAPITAL CORP.


                          By     /s/ John W. Deegan        /s/ E. Matthews
                                ------------------------------------------------
                                 Name: John W. Deegan          E. Matthews
                                 Title: Senior Vice President

                          MIZUHO CORPORATE BANK, LTD.


                          By     /s/ Takahiko Ueda
                                ------------------------------------------------
                                 Name: Takahiko Ueda
                                 Title: Deputy General Manager

                          PNC BANK, NATIONAL ASSOCIATION


                          By     /s/ Joseph G. Moran
                                ------------------------------------------------
                                 Name: Joseph G. Moran
                                 Title: Managing Director

                          THE ROYAL BANK OF SCOTLAND PLC


                          By     /s/ P. McDonagh
                                ------------------------------------------------
                                 Name: Paul McDonagh
                                 Title: Sr Vice President

                          THE BANK OF TOKYO-MITSUBISHI, LTD., CHICAGO BRANCH


                          By     /s/ Shinichiro Munechika
                                ------------------------------------------------
                                 Name: Shinichiro Munechika
                                 Title: Deputy General Manager

                          CALYON NEW YORK BRANCH


                          By     /s/ Lee E. Greve
                                ------------------------------------------------
                                 Name: Lee E. Greve
                                 Title: Managing Director

                          By     /s/ Joseph A. Philbin
                                ------------------------------------------------
                                 Name: Joseph A. Philbin
                                 Title: Director

                          DEUTSCHE BANK AG NEW YORK BRANCH

                          By     /s/ Andreas Neumeier
                                ------------------------------------------------
                                 Name: Andreas Neumeier
                                 Title: Director

                          By     /s/ Oliver Schwarz
                                ------------------------------------------------
                                 Name: Oliver Schwarz
                                 Title: Vice President

                          U.S. BANK, NATIONAL ASSOCIATION


                          By     /s/ Patrick H. McGraw
                                ------------------------------------------------
                                 Name: Patrick H. McGraw
                                 Title: Assistant Vice President

                          WELLS FARGO BANK, NATIONAL ASSOCIATION


                          By     /s/ Thiplada Siddiqui
                                ------------------------------------------------
                                 Name: Thiplada Siddiqui
                                 Title: Vice President

                          By     /s/ Kathleen Savard
                                ------------------------------------------------
                                 Name: Kathleen Savard
                                 Title:  Vice President

                   SCHEDULE I TO THE AMENDMENT AND RESTATEMENT

                   COMMITMENTS AND APPLICABLE LENDING OFFICES


------------------------------------------------------------------------------------------------------------------------------------
    NAME OF INITIAL    REVOLVING CREDIT    TERM          LETTER OF        DOMESTIC LENDING             EURODOLLAR LENDING
        LENDER            COMMITMENT    COMMITMENT   CREDIT COMMITMENT         OFFICE                        OFFICE
------------------------------------------------------------------------------------------------------------------------------------
Citicorp North America, $60,465,116.28  $60,465,116.28                 Two Penns Way                  Two Penns Way
Inc.                                                                   New Castle, DE  19720          New Castle, DE  19720
                                                                       Attn:  Dave Graeber            Attn:  Dave Graeber
                                                                       T: 302 894-6034                T: 302 894-6034
                                                                       F: 302 894-6120                F: 302 894-6120
------------------------------------------------------------------------------------------------------------------------------------
KeyBank National        $60,465,116.28  $60,465,116.28                 127 Public Square              127 Public Square
Association                                                            Cleveland, OH  44121           Cleveland, OH  44121
                                                                       Attn:  Carolyn Zielski         Attn:  Carolyn Zielski
                                                                       T: 216 689-0413                T: 216 689-0413
                                                                       F: 216 689-5962                F: 216 689-5962
------------------------------------------------------------------------------------------------------------------------------------
ABN AMRO Bank N.V.      $52,325,581.40  $52,325,581.39                 208 South LaSalle Street,      208 South LaSalle Street,
                                                                       Suite 1500                     Suite 1500
                                                                       Chicago, IL 60604              Chicago, IL 60604
                                                                       Attn: John Byrd                Attn: John Byrd
                                                                       F: 312 992-5111                F: 312 992-5111
------------------------------------------------------------------------------------------------------------------------------------
Wachovia Bank, National $52,325,581.40  $52,325,581.39                 201 S. College St, CP9         201 S. College St, CP9
Association                                                            Charlotte, NC                  Charlotte, NC
                                                                       Attn: Lisa White               Attn: Lisa White
                                                                       T: 704 374-4426                T: 704 374-4426
                                                                       F: 704 715-0098                F: 704 715-0098
------------------------------------------------------------------------------------------------------------------------------------
Fifth Third Bank        $30,232,558.14  $30,232,558.14                 5050 Kingsley Drive            5050 Kingsley Drive
                                                                       Cincinnati, OH 45263           Cincinnati, OH 45263
                                                                       Attn: Stacie White             Attn: Stacie White
                                                                       T: 513-358-3060                T: 513-358-3060
                                                                       F: 513-358-0221                F: 513-358-0221
------------------------------------------------------------------------------------------------------------------------------------
Fortis Capital Corp.    $30,232,558.14  $30,232,558.14                 3 Stamford Plaza               3 Stamford Plaza
                                                                       301 Tresser Boulevard, 9th Fl. 301 Tresser Boulevard, 9th Fl.
                                                                       Stamford, CT 06901             Stamford, CT 06901
                                                                       Attn: Frank Campanelli         Attn: Frank Campanelli
                                                                       T: 203 705-5936                T: 203 705-5936
                                                                       F: 203 705-5898                F: 203 705-5898

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
    NAME OF INITIAL    REVOLVING CREDIT    TERM          LETTER OF        DOMESTIC LENDING             EURODOLLAR LENDING
        LENDER            COMMITMENT    COMMITMENT   CREDIT COMMITMENT         OFFICE                        OFFICE
------------------------------------------------------------------------------------------------------------------------------------
Mizuho Corporate Bank,  $30,232,558.14  $30,232,558.14                 1800 Plaza Ten                 1800 Plaza Ten
Ltd.                                                                   Jersey City, NJ 07311          Jersey City, NJ 07311
                                                                       Attn: Hyunsook Hwang           Attn: Hyunsook Hwang
                                                                       T: 201 626-9416                T: 201 626-9416
                                                                       F: 201 626-9913                F: 201 626-9913
------------------------------------------------------------------------------------------------------------------------------------
PNC Bank, National      $30,232,558.14  $30,232,558.14                 501 First Avenue               501 First Avenue
Association                                                            #P7-FSC-04Z                    #P7-FSC-04Z
                                                                       Pittsburgh, PA  15219          Pittsburgh, PA  15219
                                                                       Attn:  April Washington        Attn:  April Washington
                                                                       T: 412 768-6214                T: 412 768-6214
                                                                       F: 412 768-4586                F: 412 768-4586
------------------------------------------------------------------------------------------------------------------------------------
The Royal Bank of       $30,232,558.14  $30,232,558.14                 101 Park Avenue                101 Park Avenue
Scotland plc                                                           New York, NY 10178             New York, NY 10178
                                                                       Attn: Sheila Shaw              Attn: Sheila Shaw
                                                                       T: 212 401-1406                T: 212 401-1406
                                                                       F: 212 401-1494                F: 212 401-1494
------------------------------------------------------------------------------------------------------------------------------------
The Bank of             $30,232,558.14  $30,232,558.14                 Harborside Financial Center    Harborside Financial Center
Tokyo-Mitsubishi, Ltd.,                                                500 Plaza III                  500 Plaza III
Chicago Branch                                                         Jersey City, NJ  07311         Jersey City, NJ 07311
                                                                       Attn:  Jimmy Yu                Attn:  Jimmy Yu
                                                                       T: 201 413-8566                T: 201 413-8566
                                                                       F: 201 521-2335                F: 201 521-2335
------------------------------------------------------------------------------------------------------------------------------------
Calyon New York Branch  $23,255,813.95  $23,255,813.95                 1301 Avenue of the Americas    1301 Avenue of the Americas
                                                                       New York, NY 10019             New York, NY 10019
                                                                       Attn: Jai Sanichar             Attn: Jai Sanichar
                                                                       T: 212-261-7611                T: 212-261-7611
                                                                       F: 212-459-3180                F: 212-459-3180
------------------------------------------------------------------------------------------------------------------------------------
Deutsche Bank AG New    $23,255,813.95  $23,255,813.95                 90 Hudson Street, Floor 1      90 Hudson Street, Floor 1
York Branch                                                            Jersey City, NJ 07302          Jersey City, NJ 07302
                                                                       Attn: Ann-Renee Denora         Attn: Ann-Renee Denora
                                                                       T: 201 593-2121                T: 201 593-2121
                                                                       F: 201 593-2313                F: 201 593-2313
------------------------------------------------------------------------------------------------------------------------------------
U.S. Bank National      $23,255,813.95  $23,255,813.95                 400 City Center                400 City Center
Association                                                            Oshkosh, WI 54901              Oshkosh, WI 54901
                                                                       Attn: Connie Sweeney           Attn: Connie Sweeney
                                                                       T: 920 237-7604                T: 920 237-7604
                                                                       F: 920 237-7993                F: 920 237-7993

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
    NAME OF INITIAL    REVOLVING CREDIT    TERM          LETTER OF        DOMESTIC LENDING             EURODOLLAR LENDING
        LENDER            COMMITMENT    COMMITMENT   CREDIT COMMITMENT         OFFICE                        OFFICE
------------------------------------------------------------------------------------------------------------------------------------
Wells Fargo Bank,       $23,255,813.95  $23,255,813.95                 201 Third Street               201 Third Street
National Association                                                   MAC 0187-081                   MAC 0187-081
                                                                       San Francisco, CA 94103        San Francisco, CA 94103
                                                                       Attn: Cindy Dunn               Attn: Cindy Dunn
                                                                       T: 415 477-5431                T: 415 477-5431
                                                                       F: 415 979-0675                F: 415 979-0675
------------------------------------------------------------------------------------------------------------------------------------